UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2009

Avago Technologies Limited

(Exact name of Registrant as specified in its charter)

Republic of Singapore	333-153127	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7

Singapore 768923

(Address of principal executive offices)

+65 6755-7888

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On August 11, 2009, in connection with the initial public offering (the “IPO”) of the ordinary shares, no par value (the “Ordinary Shares”) of Avago Technologies Limited (“we” or the “Company”), we entered into a Second Amended and Restated Shareholder Agreement (the “Shareholder Agreement”) with Bali Investments S.àr.l, certain investment funds affiliated with Kohlberg Kravis Roberts & Co., certain investment funds affiliated with Silver Lake Partners, Seletar Investments Pte Ltd, Geyser Investment Pte. Ltd. and certain other parties named therein. The form of the Shareholder Agreement was previously described in and filed as an exhibit to the our Registration Statement on Form S-1, originally filed with the Securities and Exchange Commission (the “SEC”) on August 21, 2008 and declared effective by the SEC on August 5, 2009 (as amended, the “Registration Statement”). The description of the Shareholder Agreement in the Registration Statement under the section “Certain Relationships and Related Party Transactions – Amended and Restated Shareholder Agreement” is hereby incorporated by reference. The foregoing description is qualified in its entirety by reference to the Shareholder Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2009, we filed a revised Memorandum and Articles of Association (the “Articles”) in the Office of the Accounting and Corporate Regulatory Authority of Singapore in connection with our IPO, and the Articles became effective on August 11, 2009. The form of the Articles was previously described in and filed as an exhibit to our Registration Statement. The descriptions of the Articles in the Registration Statement under the sections “Description of Share Capital” and “Comparison of Shareholder Rights” are hereby incorporated by reference. The foregoing description is qualified in its entirety by reference to the Articles attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

Our IPO of 43,200,000 Ordinary Shares at a price to the public of $15.00 per share closed on August 11, 2009. Of the 43,200,000 Ordinary Shares initially offered, 21,500,000 Ordinary Shares were offered by us and 21,700,000 Ordinary Shares were offered by selling shareholders. On August 13, 2009, the underwriters of our IPO exercised their over-allotment option in full to acquire an additional 6,480,000 Ordinary Shares from selling shareholders. We will not receive any additional proceeds from the exercise of the underwriters’ over-allotment option, other than the proceeds from the exercise of options held by certain selling shareholders which will not be material.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Memorandum and Articles of Association

4.1	Second Amended and Restated Shareholder Agreement, dated August 11, 2009, among Avago Technologies Limited, Silver Lake Partners II Cayman, L.P., Silver Lake Technology Investors II Cayman, L.P., Integral Capital Partners VII, L.P., KKR Millennium Fund (Overseas), Limited Partnership, KKR European Fund, Limited Partnership, KKR European Fund II, Limited Partnership, KKR Partners (International), Limited Partnership, Capstone Equity Investors LLC, Avago Investment Partners, Limited Partnership, Bali Investments S.àr.l., Seletar Investments Pte Ltd, Geyser Investment Pte. Ltd. and certain other Persons.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 14, 2009

Avago Technologies Limited

By:	/s/ Patricia McCall
Name:	Patricia McCall
Title:	Vice President, General Counsel

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K DATED AUGUST 14, 2009

Exhibit No.	Description
3.1	Memorandum and Articles of Association

4.1	Second Amended and Restated Shareholder Agreement, dated August 11, 2009, among Avago Technologies Limited, Silver Lake Partners II Cayman, L.P., Silver Lake Technology Investors II Cayman, L.P., Integral Capital Partners VII, L.P., KKR Millennium Fund (Overseas), Limited Partnership, KKR European Fund, Limited Partnership, KKR European Fund II, Limited Partnership, KKR Partners (International), Limited Partnership, Capstone Equity Investors LLC, Avago Investment Partners, Limited Partnership, Bali Investments S.àr.l., Seletar Investments Pte Ltd, Geyser Investment Pte. Ltd. and certain other Persons.